                                                                   EXHIBIT 10.26


                AMENDMENT NUMBER ONE TO THE COLLATERAL AGENCY AND
                            INTERCREDITOR AGREEMENT


          THIS AMENDMENT NUMBER ONE TO THE COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT (this "Amendment"), dated as of April 12, 2002 among PHILIP SERVICES CORPORATION, a Delaware corporation (the "Parent") and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with the Parent, are referred to hereinafter each individually as a "Debtor" and individually and collectively, jointly and severally, "Debtors"); FOOTHILL CAPITAL CORPORATION, a California corporation (in its individual capacity "FOOTHILL"), the Revolver Agent on behalf of the Tranche A Claimants, the Revolver Agent on behalf of the Tranche B Claimants, the Secured PIK/Term Agent on behalf of the Secured PIK Claimants, and the Secured PIK/Term Agent on behalf of the Secured Term Claimants; FOOTHILL, not in its individual capacity, but solely as collateral agent for the Tranche A Lenders (the "Tranche A Collateral Agent"); FOOTHILL, not in its individual capacity, but solely as collateral agent for the Tranche B Lenders (the "Tranche B Collateral Agent"); FOOTHILL, not in its individual capacity, but solely as collateral agent for the Secured Term Lenders (the "Term Lender Collateral Agent"); and FOOTHILL, not in its individual capacity, but solely as collateral agent for the Secured PIK Lenders (the "PIK Lender Collateral Agent"; and the Tranche A Collateral Agent, the Tranche B Collateral Agent, the Term Lender Collateral Agent and the PIK Lender Collateral Agent are referred to collectively as the "Collateral Agents"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Intercreditor Agreement referred to below.



                              W I T N E S S E T H:
                              - - - - - - - - - -
          WHEREAS, the Debtors, the Collateral Agents, the Revolver Agent and the Secured/PIK Term Agent are parties to a Collateral Agency and Intercreditor Agreement, dated as of March 31, 2000 (as amended, modified or supplemented through, but not including, the date hereof, the "Intercreditor Agreement");

          WHEREAS, each Debtor other than the Revolver Guarantors is a party to that certain Loan Agreement (the "Revolving Loan Agreement"), dated as of March 31, 2000, with the financial institutions and funds identified therein as the "Lenders" (consisting of the Tranche A Lenders and the Tranche B Lenders, collectively, the "Revolver Lenders") and Foothill as arranger and the Revolver Agent pursuant to which the Revolver Lenders have agreed to make certain financial accommodations to the Debtors.

          WHEREAS, the Parent is party to that certain Credit Agreement (the "Secured PIK/Term Credit Agreement"), dated as of March 31, 2000, with the Persons party to the Secured PIK/Term Credit Agreement as lenders (consisting of the Secured Term Lenders and the Secured PIK Lenders), and Canadian Imperial Bank of Commerce as administrative agent for the Secured PIK Lenders and the Secured Term Lenders (collectively, the "Secured PIK/Term Lenders"), pursuant to which the Secured PIK/Term Lenders have agreed to make certain financial accommodations to the Parent.

          WHEREAS, the Revolver Agent, the Revolver Lenders, and each Debtor other than the Revolver Guarantors, have entered into that certain Amendment Number Seven to the Loan Agreement, dated contemporaneously herewith (the "Seventh Amendment to Revolving Loan Agreement");

          WHEREAS, the Parent, the Secured PIK/Term Agent, and the Secured PIK/Term Lenders have entered into that certain Fifth Amendment and Waiver, dated contemporaneously herewith (the "Fifth Amendment to the Secured PIK/Term Credit Agreement");

          WHEREAS, the Debtors have requested certain amendments to the Intercreditor Agreement; and

          WHEREAS, subject to the terms and conditions of this Amendment, the parties are willing to make such amendments.

          NOW, THEREFORE, it is agreed:


          1. Section 1 of the Intercreditor Agreement is hereby amended by: (i) deleting the text "(dealing generally with sales of Assets which do not exceed $50 million in amount during any rolling 12 month period, and which do not exceed $10 million in amount in connection with any single Asset sale or series of related sales of Assets)" appearing in the definition of "Junior Secured Lender Pre-Authorized Sales" and (ii) deleting the text "$25 million" and inserting "$5 million" in lieu thereof, and deleting the text "$5 million" and inserting "$1 million" in lieu thereof, as such text appears in the definition of "Revolver Lender Pre-Authorized Sales".

          2. Section 1 of the Intercreditor Agreement is hereby amended by amending and restating the definition of "Revolver Obligations" in its entirety as follows:

          "Revolver Obligations" shall mean the "Obligations" (as defined in the Revolving Loan Agreement) in a principal amount not to exceed $210,000,000, plus all interest (to the extent accrued on principal of no more than $210,000,000), fees, expenses and other amounts not consisting of principal when accrued, whether or not those amounts have been converted to principal as a result of making Advances under the Revolver Loan Documents in order to pay such amounts.

          3. Section 1 of the Intercreditor Agreement is hereby amended by inserting each of the following definitions in proper alphabetical order:

          "Tranche B Facility" shall have the meaning set forth in the Revolving Loan Agreement.

          "Tranche B-Prime Commitments" shall have the meaning set forth in the Revolving Loan Agreement.

          "Tranche Sub-B Claimants" means any Person at any time holding all or any part of the Tranche Sub-B Claims, including any successor, assignee, or subrogee (but excluding any Debtor).

          "Tranche Sub-B Claims" means any and all "claims" (used in its broadest sense, as contemplated by and defined in Section 101(5) of the Bankruptcy Code, but without regard to whether such claim would be disallowed under the Bankruptcy Code) now or hereafter arising, existing under or relating to the Revolver Obligations that are payable to, or for the account of, or owed to, any Tranche Sub-B Claimant or any other Person on account of the Tranche Sub-B Facility (including any fees, costs, or expenses under the Revolver Loan Documents that are identified to the Tranche Sub-B Facility).

          "Tranche Sub-B Commitments" shall have the meaning set forth in the Revolving Loan Agreement.

          "Tranche Sub-B Facility" shall have the meaning set forth in the Revolving Loan Agreement.

          "Tranche Sub-B Obligations" means any and all obligations of any one or more of Debtors to any one or more of the Tranche Sub-B Claimants with respect to all or any part of the Tranche Sub-B Claims, including obligations of payment and obligations of performance, whether joint, several, or joint and several, whether fixed or indeterminate, due or not yet due, contingent or non-contingent, matured or unmatured, liquidated or unliquidated, or disputed or undisputed, whether under a guaranty, letter of credit reimbursement agreement, or otherwise, and whether arising under contract, in tort, by law, or otherwise.

          4. Section 1 of the Intercreditor Agreement is hereby amended by deleting each of the following definitions in their entirety: "Tranche B Availability" and "Tranche B Commitment".


          5. Paragraphs a., b. and c. of Section 5 of the Intercreditor Agreement are hereby amended by deleting said paragraphs in their entirety and inserting the following new paragraphs a. and b. in lieu thereof:


          "a. Distribution of Net Cash Sale Proceeds of Certain Asset Sales Pre-Authorized by Revolver Lenders, Certain Asset Sales Pre-Authorized by the Secured Term Lenders and Secured PIK Lenders, Certain Foreign Subsidiary Proceeds and Certain Forced Disposition Proceeds. The Debtors have covenanted, pursuant to Section 7.4 of the Revolving Loan Agreement, that they will not dispose of any of their Assets, other than pursuant to the "Permitted Dispositions", the "Canadian Transactions" and the "Permitted Transactions", all as defined in the Revolving Loan Agreement. The Revolver Lender Pre-Authorized Sales constitute a portion of such Permitted Dispositions. The Debtors have covenanted, pursuant to Section 6.04 of the Secured PIK/Term Credit Agreement, that they will not dispose of any of their Assets, other than pursuant to the "Permitted Dispositions", the "Canadian Transactions" and the "Permitted

          Transactions", all as defined in the Secured PIK/Term Credit Agreement. The Junior Secured Lender Pre-Authorized Sales constitute a portion of such Permitted Dispositions. So long as no Unmatured Event of Default or Event of Default is outstanding, the Revolver Lender Pre-Authorized Sale Proceeds together with the Junior Secured Lender Pre-Authorized Sales Proceeds, Foreign Subsidiary Proceeds and Forced Disposition Proceeds shall be distributed at the sole and exclusive direction and instructions of the Representative of the class of Claimants (in accordance with whatever governance procedure is applicable to their rights inter se) holding the first lien on or security interest in such Collateral at the time of such sale (with a mandatory reduction in the Tranche Sub-B Commitments to the extent the Net Cash Proceeds of such sale are utilized to pay principal of the Tranche Sub-B Obligations); provided, however that any Net Cash Proceeds required to be paid by Revolver Agent to Secured PIK/Term Agent pursuant to Section 2.5(b)(i)(Y) of the Revolving Loan Agreement shall be applied by Secured PIK/Term Agent to pay the Secured Term Obligations and the Secured PIK Obligations, with such payments to be applied to amounts coming due thereon in the order of maturity.

          b. Permitted Distress Sales; Distribution of Undistributed Proceeds. If a Revolver Event of Default is outstanding, any consent required under the terms of the Underlying Transactional Documents to Revolver Lender Pre-Authorized Sales or Junior Secured Lender Pre-Authorized Sales shall be given or withheld at the sole and exclusive direction and instructions of the Representative of the class of Claimants (in accordance with whatever governance procedure is applicable to their rights inter se) holding the first lien on or security interest in the Collateral (if such consent is given, "Permitted Distress Sales"). No less than 75% of the Revolver Lender Pre-Authorized Sales Proceeds, Junior Secured Lender Pre-Authorized Sales Proceeds, Foreign Subsidiary Proceeds or Forced Disposition Proceeds not distributed under subparagraph a above (because such proceeds have been received during the existence of an Unmatured Revolver Event of Default or Revolver Event of Default) and Net Cash Proceeds of such Permitted Distress Sales shall be applied to the Claims held by the lender group holding the first lien on or security interest in such Collateral at the time of the receipt of such proceeds (with a commensurate reduction in the Revolver Commitments (with the reductions as between the Tranche A Commitments, the Tranche B-Prime Commitments, and the Tranche Sub-B Commitments to be as provided in the Revolver Loan Documents) to the extent such proceeds are utilized to pay principal of the Revolver Obligations), until such Claims are paid in full. Such lender group shall determine the distribution of the remaining 25% of such proceeds."


          6. Paragraphs d. and e. of Section 5 of the Intercreditor Agreement are hereby amended by renaming them paragraphs "c." and "d." respectively.

          7. Section 28 of the Intercreditor Agreement is hereby amended by inserting the following text immediately following the second clause in Section 28:

          "provided, further, that Section 2.5(b)(i)(Y) of the Revolving Loan Agreement may not be amended without the express written consent of the Secured PIK/Term Agent as may be granted in accordance with the terms of the Secured PIK/Term Credit Agreement;"

          8. Pursuant to paragraph 28 of the Intercreditor Agreement, the Secured PIK/Term Agent hereby consents, as instructed by the Required Lenders (as such term is defined in the Secured PIK/Term Credit Agreement) pursuant to paragraph 10 of the Fifth Amendment to the Secured PIK/Term Credit Agreement to the amendment to sub-paragraph (i) of the definition of Permitted Dispositions set forth in the Revolving Loan Agreement as set forth in the Seventh Amendment to Revolving Loan Agreement.

          9. Pursuant to paragraph 28 of the Intercreditor Agreement, the Revolver Agent hereby consents, as instructed by the Required Lenders (as such term is defined in the Revolving Loan Agreement) pursuant to Section 4(b) of the Seventh Amendment to Revolving Loan Agreement, to the amendment to sub-paragraph
(i) of the definition of Permitted Dispositions set forth in the Secured PIK/Term Credit Agreement as set forth in the Fifth Amendment to the Secured PIK/Term Credit Agreement .

          10. The Debtors hereby represent and warrant to the Secured PIK/Term Agent, the Revolver Agent and each of the Collateral Agents that both before and after giving effect to this Amendment (x) no unwaived Event of Default exists on the Amendment Effective Date (as defined below) and (y) all of the representations and warranties contained in the Revolver Loan Documents and the Secured PIK/Term Loan Documents (other than with respect to events that have been expressly consented to in writing by the Secured PIK/Term Lenders since the date on which such representations and warranties were first made) shall be true and correct in all material respects on and before the Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          11. This Amendment is limited as specified and shall not constitute a modification, amendment or waiver of any other provision of any other Revolver Loan Document or Secured PIK/Term Loan Document.

          12. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Debtors, the Collateral Agents, the Revolver Agent and the Secured PIK/Term Agent.

          13. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          14. This Amendment shall become effective on the date (the "Amendment Effective Date") when each of the signatories shall have signed a copy hereof (whether the same or different copies) and, in each case, shall have delivered (including by way of telecopier) the same to the Revolver Agent and the Secured PIK/Term Agent at the respective addresses specified in the signature pages herein.

                                      * * *

          IN WITNESS WHEREOF, the parties hereto have entered into this Amendment as of the date first set forth above, intending to be legally bound hereby.


                          PHILIP SERVICES CORPORATION,
                          a Delaware corporation

                          PSC BY-PRODUCTS SERVICES, INC.,
                          a Delaware corporation

                          PSC INDUSTRIAL OUTSOURCING, INC.,
                          a Delaware corporation

                          PSC METALS, INC.,
                          an Ohio corporation

                          PSC INDUSTRIAL SERVICES, INC.,
                          a Delaware corporation

                          REPUBLIC ENVIRONMENTAL RECYCLING (NEW JERSEY), INC., a Delaware corporation

                          NORTHLAND ENVIRONMENTAL, INC.,
                          a Delaware corporation

                          SOLVENT RECOVERY CORPORATION,
                          a Missouri corporation

                          PHILIP ENVIRONMENTAL SERVICES CORPORATION, a Missouri corporation

                          COUSINS WASTE CONTROL CORPORATION,
                          an Ohio corporation

                          21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC. OF NEVADA, a Nevada corporation

                          21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC. OF RHODE ISLAND, a Rhode Island corporation

                          CHEMICAL POLLUTION CONTROL, INC. OF NEW YORK - A 21ST CENTURY ENVIRONMENTAL MANAGEMENT COMPANY, a New York corporation

                          BURLINGTON ENVIRONMENTAL INC.,
                          a Washington corporation

                          REPUBLIC ENVIRONMENTAL SYSTEMS (PENNSYLVANIA), INC., a Pennsylvania corporation

                          CHEMICAL POLLUTION CONTROL, INC. OF FLORIDA -
                          A 21ST CENTURY ENVIRONMENTAL MANAGEMENT COMPANY, a Florida corporation

                          RESOURCE RECOVERY CORPORATION,
                          a Washington corporation

                          REPUBLIC ENVIRONMENTAL SYSTEMS
                          (TRANSPORTATION GROUP), INC.,
                          a Pennsylvania corporation

                          CHEM-FREIGHT, INC.,
                          an Ohio corporation

                          NORTRU, INC.,
                          a Michigan corporation

                          CHEMICAL RECLAMATION SERVICES, INC.,
                          a Texas corporation

                          PHILIP RECLAMATION SERVICES, HOUSTON, INC., a Texas corporation

                          THERMALKEM INC.,
                          a Delaware corporation

                          ALLWORTH, INC.,
                          an Alabama corporation

                          RHO-CHEM CORPORATION,
                          a California corporation

                          CYANOKEM INC.,
                          a Michigan corporation

                          INTERNATIONAL CATALYST, INC.,
                          a Nevada corporation

                          ALLWASTE TANK CLEANING, INC.,
                          a Georgia corporation

                          CAPPCO TUBULAR PRODUCTS USA, INC.,
                          a Georgia corporation

                          PHILIP METALS (NEW YORK), INC.,
                          a New York corporation

                          TOTAL REFRACTORY SYSTEMS, INC.,
                          a Nevada corporation

                          PHILIP SERVICES / NORTH CENTRAL, INC.,
                          an Iowa corporation

                          RMF GLOBAL, INC.,
                          an Ohio corporation

                          JESCO INDUSTRIAL SERVICE, INC.,
                          a Kentucky corporation

                          PHILIP METALS (USA), INC.,
                          an Ohio corporation

                          PHILIP METALS RECOVERY (USA) INC.,
                          an Arizona corporation

                          ACE/ALLWASTE ENVIRONMENTAL SERVICES OF INDIANA, INC., an Illinois corporation

                          LUNTZ ACQUISITION (DELAWARE) CORPORATION, a Delaware corporation

                          SERV-TECH EPC, INC.,
                          a Nevada corporation

                          PHILIP SERVICES PHENCORP INTERNATIONAL INC., a Delaware corporation

                          PHILIP TRANSPORTATION AND REMEDIATION, INC., a California corporation

                          DELTA MAINTENANCE, INC.,
                          a Louisiana corporation

                          PHILIP SERVICES CECATUR HOLDINGS LLC,
                          a Delaware limited liability company
                          BY:  PHILIP SERVICES CECATUR, INC.
                          Its:  Sole Member

                          PHILIP SERVICES CECATUR INC.,
                          a Delaware corporation

                          PHILIP SERVICES (PHENCORP) LLC,
                          a Delaware limited liability company
                          BY:  PHILIP SERVICES PHENCORP
                          INTERNATIONAL, INC.
                          Its:  Sole Member

                          PSC RECOVERY SYSTEMS, INC.,
                          a Georgia corporation

                          REPUBLIC ENVIRONMENTAL SYSTEMS
                          (TECHNICAL SERVICES GROUP), INC.,
                          a New Jersey corporation

                          RMF INDUSTRIAL CONTRACTING, INC.,
                          a Michigan corporation


                          BY:  /s/ Thomas P. O'Neill, Jr.
                               -------------------------------------------------
                               Thomas P. O'Neill, Jr.
                          a Vice President of each of
                          the above listed entities
                          which is not a limited
                          liability company, and as
                          Vice President of the
                          member entity of any
                          limited liability company

                          FOOTHILL CAPITAL CORPORATION, a California corporation, as the Revolver Agent

                          By  /s/ Teresa M. Bolick
                              --------------------------------------------------
                              Name:  Teresa M. Bolick
                              Title: Vice President

                              Address for notices:

                              2450 Colorado Avenue, Suite 3000 West
                              Santa Monica, CA 90404
                              Attn:  Business Finance Division Manager
                              Facsimile: (310) 454-7443

                          CANADIAN IMPERIAL BANK OF COMMERCE,
                          as the Secured PIK/Term Agent


                          By  /s/ A.C. Becker
                              --------------------------------------------------
                              Name:  A.C. Becker
                              Title: General Manager



                          Address for notices:

                          Commerce Court West, 6th Floor
                          Toronto, Ontario M5L 1A2
                          Attn:      Risk Management Division
                          Telephone: (416) 980-2211
                          Facsimile: (416) 861-3602


                          FOOTHILL CAPITAL CORPORATION,
                          a California corporation, as
                          Tranche A Collateral Agent


                          By  /s/ Teresa M. Bolick
                              --------------------------------------------------
                              Name:   Teresa M. Bolick
                              Title:  Vice President



                          Address for notices:

                          2450 Colorada Avenue, Suite 3000 West
                          Santa Monica, CA 90404
                          Attn: Business Finance Division Manager
                          Facsimile: (310) 454-7443

                          FOOTHILL CAPITAL CORPORATION, a California corporation, as Tranche B Collateral Agent


                          By  /s/ Teresa M. Bolick
                              --------------------------------------------------
                              Name:  Teresa M. Bolick
                              Title: Vice President



                          Address for notices:

                          2450 Colorada Avenue, Suite 3000 West
                          Santa Monica, CA 90404
                          Attn: Business Finance Division Manager
                          Facsimile: (310) 454-7443

                          FOOTHILL CAPITAL CORPORATION, a California corporation, as PIK Lender Collateral Agent


                          By  /s/ Teresa M. Bolick
                              --------------------------------------------------
                              Name:  Teresa M. Bolick
                              Title: Vice President



                          Address for notices:

                          2450 Colorada Avenue, Suite 3000 West
                          Santa Monica, CA 90404
                          Attn: Business Finance Division Manager
                          Facsimile: (310) 454-7443

                          FOOTHILL CAPITAL CORPORATION, a California corporation, as Term Lender Collateral Agent


                          By  /s/ Teresa M. Bolick
                              --------------------------------------------------
                              Name:   Teresa M. Bolick
                              Title:  Vice President



                          Address for notices:

                          2450 Colorada Avenue, Suite 3000 West
                          Santa Monica, CA 90404
                          Attn: Business Finance Division Manager
                          Facsimile: (310) 454-7443